                                                                      EXHIBIT 24

                             DIRECTORS AND OFFICERS
                                POWER OF ATTORNEY

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

    RE:  Jo-Ann Stores, Inc.
         Commission File No. 1-6695
         1934 Act Filings on Form 10-K
         For Fiscal Year Ended February 3, 2001

Gentlemen:

The above Company is the issuer of securities registered under Section 12 of the Securities Exchange Act of 1934 (the "Act"). Each of the persons signing his or her name below confirms, as of the date appearing opposite his or her signature, that Alan Rosskamm, Brian P. Carney, and each of them, are authorized on his or her behalf to sign and to submit to the Securities and Exchange Commission such filings on Form 10-K as are required by the Act. Each person so signing also confirms the authority of Alan Rosskamm, Brian P. Carney, and each of them, to do and perform on his or her behalf, any and all acts and things requisite or necessary to assure compliance by the signing person with the Form 10-K filing requirements. The authority confirmed herein shall remain in effect as to each person signing his or her name below until such time as the Commission shall receive from such person a written communication terminating or modifying the authority.


                                            DATE                                                     DATE
                                            ----                                                     ----
         /s/ ALAN ROSSKAMM               May 4, 2001               /s/ FRANK NEWMAN               May 4, 2001
------------------------------------                      -----------------------------------
           Alan Rosskamm                                             Frank Newman

        /s/ BRIAN P. CARNEY              May 4, 2001               /s/ IRA GUMBERG                May 4, 2001
------------------------------------                      -----------------------------------
          Brian P. Carney                                            Ira Gumberg

        /s/ BETTY ROSSKAMM               May 4, 2001               /s/ GREGG SEARLE               May 4, 2001
------------------------------------                      -----------------------------------
          Betty Rosskamm                                             Gregg Searle

        /s/ ALMA ZIMMERMAN               May 4, 2001               /s/ DEBRA WALKER               May 4, 2001
------------------------------------                      -----------------------------------
          Alma Zimmerman                                             Debra Walker

          /s/ SCOTT COWEN                May 4, 2001
------------------------------------
            Scott Cowen




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